Exhibit 99.1 Trusted CPaaS INVESTOR PRESENTATION October 2019Exhibit 99.1 Trusted CPaaS INVESTOR PRESENTATION October 2019

kaleyra

Legal Disclaimer

INVESTOR PRESENTATION

This communication is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination between Kaleyra S.p.A. ("Kaleyra") and GigCapital, Inc. ("GigCapital") (and collectively "we"), and related transactions and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modelling or back-testing contained herein is no indication as to future performance. Neither Kaleyra nor GigCapital assumes any obligation to update the information in this communication. This communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination between Kaleyra and GigCapital or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement that complies with applicable rules and regulations promulgated under the Securities Act of 1933 and Securities Exchange Act of 1934.

The tender offer for GigCapital rights described in this presentation commenced on October 8, 2019, and while GigCapital intends to complete the tender offer, because the completion of the tender offer is conditioned on the approval by the GigCapital stockholders of the proposed business combination between Kaleyra and GigCapital, there can be no assurance that GigCapital will complete the tender offer described herein, or at all. This presentation is not an offer to buy or the solicitation of an offer to sell any of GigCapital's rights pursuant to the tender offer.

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of U.S. federal securities laws regarding the proposed transactions. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the proposed transactions and the future held by the Kaleyra and GigCapital management teams. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of GigCapital and/or Kaleyra management in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on us as well as other factors we believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra or GigCapital will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Certain **industry and market data** information in this presentation is based on the estimates of Kaleyra and GigCapital management. Kaleyra and GigCapital obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Kaleyra and GigCapital believes their estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which Kaleyra or GigCapital obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

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Legal Disclaimer (Cont’d) NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses of Kaleyra and GigCapital, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by the post-combination company or any of its subsidiaries to their employees and (vi) any provision for the write down of assets. The pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the SEC. Adjusted EBITDA is being used to determine whether conditions have been achieved that would result in the issuance of the earnout. GigCapital management also believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to management and investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business. Certain of the financial metrics in this presentation can be found in GigCapital’s preliminary proxy statement, and the reconciliation of Adjusted EBITDA can be found on page 26 of this presentation. ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT In connection with the proposed business combination and related transactions GigCapital has filed a preliminary proxy statement with the United States Securities and Exchange Commission (“SEC”) and will file and mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GigCapital are advised to read the preliminary proxy statement, and, when available, amendments thereto, and the definitive proxy statement in connection with GigCapital’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed business combination because the proxy statements will contain important information about the proposed business combination and related transactions and the parties to such arrangements. The definitive proxy statement will be mailed to stockholders of GigCapital as of a record date to be established for voting on the proposed business combination and related transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. GigCapital commenced the tender offer described in this presentation on October 8, 2019, and the solicitation and offer to buy the rights is being made only pursuant to an offer to purchase, letter of transmittal and related materials that GigCapital has distributed to its rightsholders and filed with the SEC, as may be amended from time to time prior to the expiration of the tender offer. The full details of the tender offer, including complete instructions on how to tender rights, is included in the offer to purchase, letter of transmittal and related materials, which became available to rightsholders upon the commencement of the tender offer. PARTICIPANTS IN THE SOLICITATION Kaleyra, GigCapital, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of GigCapital stockholders in connection with the proposed business combination and related transactions. Information concerning the interests of Kaleyra’s and GigCapital’s participants in the solicitation, which may, in some cases, be different than those of Kaleyra’s and GigCapital’s equity holders generally, is available in the proxy statement relating to the proposed business combination filed by GigCapital with the SEC. The past performance of the members of the Kaleyra management team, GigCapital management team, Kaleyra, GigCapital, or any of their affiliates is not a guarantee of success with respect to the proposed business combination and related transactions. You should not rely on the historical record of the performance of Kaleyra management, GigCapital management, or any of their affiliates’ performance as indicative of our future performance when evaluating the proposed business combination and related transactions TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra or GigCapital or their respective subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra or GigCapital, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. 3Legal Disclaimer (Cont’d) NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses of Kaleyra and GigCapital, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by the post-combination company or any of its subsidiaries to their employees and (vi) any provision for the write down of assets. The pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the SEC. Adjusted EBITDA is being used to determine whether conditions have been achieved that would result in the issuance of the earnout. GigCapital management also believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to management and investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business. Certain of the financial metrics in this presentation can be found in GigCapital’s preliminary proxy statement, and the reconciliation of Adjusted EBITDA can be found on page 26 of this presentation. ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT In connection with the proposed business combination and related transactions GigCapital has filed a preliminary proxy statement with the United States Securities and Exchange Commission (“SEC”) and will file and mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GigCapital are advised to read the preliminary proxy statement, and, when available, amendments thereto, and the definitive proxy statement in connection with GigCapital’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed business combination because the proxy statements will contain important information about the proposed business combination and related transactions and the parties to such arrangements. The definitive proxy statement will be mailed to stockholders of GigCapital as of a record date to be established for voting on the proposed business combination and related transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. GigCapital commenced the tender offer described in this presentation on October 8, 2019, and the solicitation and offer to buy the rights is being made only pursuant to an offer to purchase, letter of transmittal and related materials that GigCapital has distributed to its rightsholders and filed with the SEC, as may be amended from time to time prior to the expiration of the tender offer. The full details of the tender offer, including complete instructions on how to tender rights, is included in the offer to purchase, letter of transmittal and related materials, which became available to rightsholders upon the commencement of the tender offer. PARTICIPANTS IN THE SOLICITATION Kaleyra, GigCapital, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of GigCapital stockholders in connection with the proposed business combination and related transactions. Information concerning the interests of Kaleyra’s and GigCapital’s participants in the solicitation, which may, in some cases, be different than those of Kaleyra’s and GigCapital’s equity holders generally, is available in the proxy statement relating to the proposed business combination filed by GigCapital with the SEC. The past performance of the members of the Kaleyra management team, GigCapital management team, Kaleyra, GigCapital, or any of their affiliates is not a guarantee of success with respect to the proposed business combination and related transactions. You should not rely on the historical record of the performance of Kaleyra management, GigCapital management, or any of their affiliates’ performance as indicative of our future performance when evaluating the proposed business combination and related transactions TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra or GigCapital or their respective subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra or GigCapital, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. 3

Executive SummaryExecutive Summary

Executive Summary

Management

Highly experienced management team with deep background in growing businesses with the necessary financial discipline



DARIO CALOGERO

Founder, Chairman
Chief Executive Officer

BIT: FCA
NYSE: ORCL



TERRY HSIAO

Head of Strategy

NASDAQ: CMCSA



JULIA PULZONE

Chief Financial Officer

NYSE: TDOC



DR. AVI KATZ

Founder, Chairman GigCapital

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Executive Summary

Investment Highlights

Technology Leadership Across Enterprise Communications

- Enterprise-grade cloud communication platform delivering secure voice and messaging APIs
- Flexible, fully redundant and feature-rich products offering industry-leading security and total integration

Large Market Opportunity Coupled with Strong Secular Tailwinds

- CPaaS market is expected to reach $6.2 billion in 2022 from $2.2 billion in 2018 (30% CAGR)[1]
- SMS market is expected to reach $90 billion in 2022 from $60 billion in 2018 (11% CAGR)[2]

Attractive Financial Profile with Continuously Improving Metrics

- Disciplined management has produced above-market growth and profitability in an emerging market
  - 2019E revenue of $130.3 million (32% growth YoY) and Adjusted EBITDA of $10.7 million (46% growth YoY)
- ~90% of Kaleyra's 2019E growth expected to come from its existing customer base, predominantly through increased traffic volume

Blue Chip Customer Partners

- Long-lasting, sticky relationships due to products delivering critical functionality customers rely upon
- Preferred partner for Enterprises and SMBs:

Strong track record of M&A

- Management's strong track record of identifying and integrating accretive assets positions Kaleyra well for future inorganic growth
- Kaleyra today is a combination of Ubiquity, Solutions Infini and Hook Mobile

(1) Source – 451 Market Monitor (2018)
(2) Source – GSMA (2018)

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Company OverviewCompany Overview

Company Overview

⚙kaleyra

Secure Cloud Communication Platform for Enterprise

HIGHLIGHTS

Global Presence	250+ Employees; 60+ Employees For New Products	3,000+ Customers Globally	25 Billion Messages in 2019E	2 Billion Voice Calls in 2019E
Europe, Asia, Middle East, USA				

TOTAL REVENUE [1]


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
31% CAGR
$54.6
$77.5
$98.4
$130.3
$166.6
$213.8
$273.9
2016PF [2]
2017PF
2018PF
2019E
2020E
2021E
2022E

PRODUCTS

Messaging
Consistent organic messaging volume and revenue growth built on secure plug and play APIs

Voice
Increased high value-add voice capabilities, with rapidly growing voice traffic to existing customer base

Numbers
Processing and managing telephone numbers for high messaging volumes

FinTech
APIs for software & infrastructure to process and manage financial transactions that will be enabled by current banking initiatives

KEY END MARKETS



FINTECH:
Increased FinTech penetration due to growing customer base and PSD2 adoption allowing for larger magnitude transactions

ENTERPRISE:
Established and growing messaging business with steadily increasing voice services adoption among existing enterprise customers

CONNECTIVITY:
Global connectivity solutions to carriers and ISPs in 190+ countries driven by strong worldwide demand

(1) Revenue represented on a pro forma basis to include the impact of organic growth only (excludes the impact of acquisitions).
(2) 2016PF revenue is unaudited and under Italian GAAP.

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Company Overview Global & Diversified Customers Enterprise Solutions Connectivity FinTech E-commerce Travel Retail Education 9Company Overview Global & Diversified Customers Enterprise Solutions Connectivity FinTech E-commerce Travel Retail Education 9

Company Overview

kaleyra

Trusted Cloud Communications

Kaleyra provides an end-to-end platform to deliver identity authentication, notifications, secure messaging and connectivity to enterprises worldwide

Reliable, fully redundant, secure, flexible and scalable cloud platform ensuring application communication kaleyra

Enterprise Tools for Communication With Customers

Reaching End Users With Messages or Voice via a Local Cloud Number

Secure Cloud Platforms & Services	Flexible Delivery Model	End Markets
Messaging	Cloud Plug & Play APIs	FinTech
Voice	Enterprise Solutions	Enterprise
FinTech	Global Connectivity	Connectivity
Numbers		

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Company Overview

kaleyra

Why We Win

MESSAGING

- Reach larger target audiences
- Real time analytics including click-through
- RCS and WhatsApp support
- Integrated with interactive AI and Chatbot
- Optimized routing for faster delivery
- 5k messages per second, horizontally scalable

VOICE

- Full suite of IVR and conferencing services
- Integrated with interactive AI and NLP
- Visual Configurations of call routing
- Call broadcasting
- Automated dialling and recording
- Simultaneous inbound and outbound calling
- Call masking



Messaging
Voice
Security
Compliance
Integration
FinTech
Numbers

Fintech

- Deep relationships with key customers
- Highly secure technology platform
- Hybrid cloud implementation

Numbers

- Native numbers and number portability lookup
- Certified A2P gateway
- Global coverage
- Real-time updates
- Intelligent routing

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Company Overview Strong Growth and High Operating Leverage Kaleyra demonstrates strong historical top line growth and profitability with a robust pipeline for future growth via new product roadmap, M&A, and industry tailwinds Adjusted EBITDA | $ in Millions Consolidated Revenue | $ in Millions $300.0 $35.0 $34.1 $273.9 $30.0 $250.0 $25.0 $200.0 $213.8 $23.1 $20.0 $150.0 $166.6 $15.0 $15.8 $130.3 $100.0 $10.0 $98.4 $10.7 $77.5 $50.0 $7.4 $5.0 $54.6 $4.2 $2.7 $0.0 $0.0 (1) (1) 2016PF 2017PF 2018PF 2019E 2020E 2021E 2022E 2016PF 2017PF 2018PF 2019E 2020E 2021E 2022E Growth Growth % 42% 27% 32% 28% 28% 28% 56% 76% 46% 47% 46% 48% % Gross Margin 18% 20% 21% 23% 26% 27% 5% 7% 8% 9% 11% 13% Margin % % Exceptional operating leverage model generating 2x of Adjusted EBITDA expansion for every 1x of sequential revenue growth 12 Note: Figures derived from US GAAP financials, except as otherwise indicated. (1) PF refers to Post-Combination Company Pro Forma adjusted for subsidiaries acquired, the consolidated financials of such party and its subsidiaries and related finance and transaction fees. Company Overview Strong Growth and High Operating Leverage Kaleyra demonstrates strong historical top line growth and profitability with a robust pipeline for future growth via new product roadmap, M&A, and industry tailwinds Adjusted EBITDA | $ in Millions Consolidated Revenue | $ in Millions $300.0 $35.0 $34.1 $273.9 $30.0 $250.0 $25.0 $200.0 $213.8 $23.1 $20.0 $150.0 $166.6 $15.0 $15.8 $130.3 $100.0 $10.0 $98.4 $10.7 $77.5 $50.0 $7.4 $5.0 $54.6 $4.2 $2.7 $0.0 $0.0 (1) (1) 2016PF 2017PF 2018PF 2019E 2020E 2021E 2022E 2016PF 2017PF 2018PF 2019E 2020E 2021E 2022E Growth Growth % 42% 27% 32% 28% 28% 28% 56% 76% 46% 47% 46% 48% % Gross Margin 18% 20% 21% 23% 26% 27% 5% 7% 8% 9% 11% 13% Margin % % Exceptional operating leverage model generating 2x of Adjusted EBITDA expansion for every 1x of sequential revenue growth 12 Note: Figures derived from US GAAP financials, except as otherwise indicated. (1) PF refers to Post-Combination Company Pro Forma adjusted for subsidiaries acquired, the consolidated financials of such party and its subsidiaries and related finance and transaction fees.

Industry OverviewIndustry Overview

Industry Overview

kaleyra

Evolution of Communications Software

Software and CPaaS are substantially disrupting communications within enterprises

Dramatic shift from hardware driven marketplace to software / CPaaS

Hardware-Driven Marketplace	Rising OTT Messaging & VOIP	CPaaS & Communications Software
2000	2010	2020
Proprietary protocols Complex pricing scheme	Communication is unlinked from devices / hardware	Full blown cloud platform providing complete communication capabilities, easily deployed through converged infrastructure APIs
NOKIA SIEMENS	skype	kaleyra twilio, bandwidth, RingCentral, zoom, 8x8

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Industry Overview High Growth, Large Total Addressable Market The CPaaS and global voice and messaging market is a high growth opportunity utilizing three layers of cloud services including: Networking Connectivity, APIs and Applications Ecosystem Stakeholders (1) (2) Total CPaaS Market SMS Business Messaging Revenue $ in Billions $ in Billions $6.2 $90.0 Enterprises / Mobile Consumers Merchants Operators • Consumers increasingly • Major disruption across • Require partners who are $60.0 using mobile devices to enterprise and consumer- carrier-grade known conduct more of their day- facing communications entities equipped to help to-day activities (banking, brought about by the need combat fraud payments, transportation, to address evolving • Increasing importance of $2.2 reservations) customer shift to mobile Artificial Intelligence (AI) • Driving significant reliance • Resulting in significant and Machine Learning (ML) on messaging via investment in both (i) the utilization in order to notifications, instructions / technology that supports combat ongoing threats to confirmations and these interactions and (ii) critical network channels 2018 2022 2018 2022 authentications the necessary security and compliance to ensure user data protection (1) Source – 451 Market Monitor (2018) 15 (2) Source – GSMA (2018)Industry Overview High Growth, Large Total Addressable Market The CPaaS and global voice and messaging market is a high growth opportunity utilizing three layers of cloud services including: Networking Connectivity, APIs and Applications Ecosystem Stakeholders (1) (2) Total CPaaS Market SMS Business Messaging Revenue $ in Billions $ in Billions $6.2 $90.0 Enterprises / Mobile Consumers Merchants Operators • Consumers increasingly • Major disruption across • Require partners who are $60.0 using mobile devices to enterprise and consumer- carrier-grade known conduct more of their day- facing communications entities equipped to help to-day activities (banking, brought about by the need combat fraud payments, transportation, to address evolving • Increasing importance of $2.2 reservations) customer shift to mobile Artificial Intelligence (AI) • Driving significant reliance • Resulting in significant and Machine Learning (ML) on messaging via investment in both (i) the utilization in order to notifications, instructions / technology that supports combat ongoing threats to confirmations and these interactions and (ii) critical network channels 2018 2022 2018 2022 authentications the necessary security and compliance to ensure user data protection (1) Source – 451 Market Monitor (2018) 15 (2) Source – GSMA (2018)

Growth StrategyGrowth Strategy

Growth Strategy Organic Growth Drivers Highly predictable revenue evidenced by ~90% of Kaleyra’s 2019E Y-O-Y growth expected to come from its existing customer base Increased Volume of Traffic from Existing Installed Customer Base • ~60% of Kaleyra’s 2019 Y-O-Y growth expected to come from its current customers doing more transactions • Global customer base of 3,000+ Cross / Up-Selling Existing Customers • Adding new capabilities to clients’ existing offerings – voice on top of messaging • Enhance existing product functionality via key Independent Software Vendor (ISV) partnership integrations Geographic Expansion • Leverage existing market presence to expand into the United States, Southeast Asia and Northern Europe • Well positioned for further expansion into US markets New Customer and Product Enhancements • Executing sales and marketing efforts to acquire new customers • Launch of Hexa in 2020 provides an all-in-one cloud communication software solution 17Growth Strategy Organic Growth Drivers Highly predictable revenue evidenced by ~90% of Kaleyra’s 2019E Y-O-Y growth expected to come from its existing customer base Increased Volume of Traffic from Existing Installed Customer Base • ~60% of Kaleyra’s 2019 Y-O-Y growth expected to come from its current customers doing more transactions • Global customer base of 3,000+ Cross / Up-Selling Existing Customers • Adding new capabilities to clients’ existing offerings – voice on top of messaging • Enhance existing product functionality via key Independent Software Vendor (ISV) partnership integrations Geographic Expansion • Leverage existing market presence to expand into the United States, Southeast Asia and Northern Europe • Well positioned for further expansion into US markets New Customer and Product Enhancements • Executing sales and marketing efforts to acquire new customers • Launch of Hexa in 2020 provides an all-in-one cloud communication software solution 17

Growth Strategy

kaleyra

Extensive Acquisition Experience + Developed Pipeline

Kaleyra + GigCapital combine vast deal execution experience with a thoroughly developed pipeline of acquisition opportunities kaleyra

History of Successful Acquisitions

SOLUTIONS INFINI



- Access to high growth enterprise customer base and cloud communication infrastructure
- Rebranding of two market leading companies to Kaleyra

hook mobile



- Innovative mobile cloud messaging and virtual local numbers service to enhance product platform
- Significant presence in Europe, Asia and the Americas

+

GigCapital™

Global M&A Experience & Network

- Global M&A Experience - 10 acquisitions to build GigPeak

- Extensive Network From Silicon Valley & beyond - Chose Kaleyra out of 400+ opportunities reviewed

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Transaction Overview and BenchmarkingTransaction Overview and Benchmarking

Executive Summary

kaleyra

Transaction Summary

Background	• GigCapital (NYSE: GIG) has entered into a definitive agreement to combine with Kaleyra • Upon closing, combined company will apply to be listed on the NYSE under the symbol "KLR" • Transaction is expected to close in Q4 2019
Valuation & Consideration	• Transaction valued at an implied enterprise value of $186.8[1] million based on a price of $10.45 per share • Attractive valuation of 1.1x 2020E revenue of $166.6 million and 11.8x 2020E Adjusted EBITDA of $15.8 million, representing discounts of 70% and 6%, respectively, to the average of comparable companies[2] • At close, existing Kaleyra shareholders will receive[3]: - $15 million in cash - 8.6 million common shares • Existing Kaleyra shareholders are expected to hold 40.7% of the outstanding equity of the combined company at close[3]
Earn-out	• Additional equity consideration to existing Kaleyra shareholders and management in the event business performance exceeds certain thresholds (up to 4.3 million total additional shares in 2019 and 2020) • GigCapital sponsors have a portion of their founder shares subject to the same business performance thresholds as existing Kaleyra shareholders (up to 252,000 total shares in 2019 and 2020)[4]
Post Close Management & Board	• Kaleyra's management will continue to operate the business post-close • The Board of Directors of seven members will be chaired by Dr. Avi Katz and have members from Kaleyra and GIG, including Kaleyra CEO, Dario Calogero, divided into three classes, as nearly equal in numbers as possible

(1) See "Transaction Overview" on page 21.
(2) See "Benchmarking Analysis" on page 22.
(3) Assumes no redemptions by GigCapital's existing public shareholders. There is no minimum cash condition to close the transaction. Actual redemption levels and consideration mix to Kaleyra shareholders in connection with the business combination may differ at close.
(4) Total GigCapital founder shares subject to business performance thresholds may vary depending on redemptions at close.

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Transaction Overview and Benchmarking

kaleyra

Transaction Overview

Pro-Forma Capitalization & EV Build [1]

- Pro-Forma enterprise value of $186.8 million based on a price of $10.45 per share [2]
- Existing Kaleyra shareholders and employees to receive $15.0 million cash consideration and will be issued 8.6 million shares at close representing 40.7% pro-forma ownership in Kaleyra post-combination

Pro-Forma Summary of Ownership Post Close[1]


40.7%
40.9%
18.4%
Gig Shareholders
Gig Sponsors
Kaleyra Shareholders

Pro-Forma Enterprise Value Build ($ in M except per share data)

Estimated Trust Value Per Share at Close[2]	$10.45
Pro-Forma Shares Outstanding [1]	21.2
Implied Equity Value	221.2
Projected Net Cash at Close[3][6]	34.4
Total Enterprise Value	186.8

Implied Valuation Metrics	Multiple	Discount to Average EV / Revenue for Selected Comps
EV / FY 2019E Revenue	1.4x	(68%)
EV / FY 2020E Revenue	1.1x	(70%)
EV / FY 2020E Adjusted EBITDA	11.8x	(6%)

Sources & Uses ($ in M)

Sources		Uses [1, 4]	
GigCapital Cash in Trust [5]	$78.9	Existing Shareholder Rollover	$90.0
Existing Shareholder Rollover	90.0	Cash to Balance Sheet [6]	47.9
		Cash to Tender for Rights [7]	3.2
		Cash Consideration	15.0
		Transaction Expenses	12.8
Total Sources	$168.9	Total Uses	$168.9

Source: S&P Capital IQ as of 10/16/2019 market close

Note: Assumes no further redemptions than those that have already occurred as of June 5, 2019

(1) Assumes no redemptions by GigCapital's existing public shareholders. Actual redemption levels and consideration mix to Kaleyra shareholders in connection with the business combination may differ at close. Excludes all earn-out shares and sponsor earn-out shares that may be forfeited subject to business performance thresholds, any future shares issued in Management Equity Incentive Plan and all unexercised out-of-the-money warrants. Includes issuances of 1/10th of a share for each right at the closing. The company commenced a tender offer for the public rights on October 8, 2019 and also entered into arrangements to acquire shares into which certain of the public rights are expected to be converted, in an amount that is at least 11.2 million public rights (or 1.1 million shares), and up to all of the public rights (or 1.4 million shares).

(2) Price per share is an estimated trust value per share at close as of 10/31/2019.

(3) Includes $47.9 million in excess cash, $12.4 million in existing Kaleyra cash & short-term marketable securities, and $25.9 million in existing debt on the balance sheet as of 6/30/2019, out of which ~$6 million is due in 2019.

(4) Uses of cash subject to change based on the level of public stockholder redemptions.

(5) Projected amount held in trust at close includes estimated accrued interest as of 10/31/2019.

(6) Includes approximately $41.2 million which will be held in segregated accounts in relation with the non-binding letters of intent entered into by the Company that would result in 3.9 million shares of common stock owned by Gig public stockholders to not be redeemed.

(7) Assumes 3.2 million public rights tendered at $0.99 per right.

21

Transaction Overview and Benchmarking Benchmarking Analysis (2020E) 2019E – 2020E Revenue Growth EV / 2020E Revenue Mean: 16.2% Mean: 3.7x 35.0% 10.0x 32.8% Kaleyra: 27.8% Kaleyra: 1.1x 9.2x 9.0x 9.0x 30.0% 27.8% 27.0% 8.0x 25.0% 7.0x 7.0x 12% Higher Revenue Growth 20.2% 20.1% 6.0x 19.3% 20.0% 16.4% 5.0x 4.6x 4.1x 15.0% 3.7x 12.5% 4.0x 11.8% 10.8% 9.0% 3.0x 10.0% 2.5x 8.1% 2.4x 2.4x 70% Discount 2.1x 5.9% 1.7x 2.0x 1.3x 1.3x 1.2x 5.0% 1.1x 1.0x 2.1% 0.1% 0.0% 0.0x 22 Source: S&P Capital IQ as of 10/16/2019 market closeTransaction Overview and Benchmarking Benchmarking Analysis (2020E) 2019E – 2020E Revenue Growth EV / 2020E Revenue Mean: 16.2% Mean: 3.7x 35.0% 10.0x 32.8% Kaleyra: 27.8% Kaleyra: 1.1x 9.2x 9.0x 9.0x 30.0% 27.8% 27.0% 8.0x 25.0% 7.0x 7.0x 12% Higher Revenue Growth 20.2% 20.1% 6.0x 19.3% 20.0% 16.4% 5.0x 4.6x 4.1x 15.0% 3.7x 12.5% 4.0x 11.8% 10.8% 9.0% 3.0x 10.0% 2.5x 8.1% 2.4x 2.4x 70% Discount 2.1x 5.9% 1.7x 2.0x 1.3x 1.3x 1.2x 5.0% 1.1x 1.0x 2.1% 0.1% 0.0% 0.0x 22 Source: S&P Capital IQ as of 10/16/2019 market close

AppendixAppendix

Appendix

Earn-out Structure

(Shares in M)

Earn-out Shares and Performance Thresholds[1]

- If the business performance exceeds certain agreed upon thresholds, Kaleyra shareholders & management may be entitled to receive up to an additional 4.3 million earn-out shares based on achieving certain revenue and adjusted EBITDA targets in 2019 and/or 2020[1]
  - 2.15 million shares if 2019 revenue and adjusted EBITDA exceeds 2018 performance by 30% and 45%, respectively
  - 2.15 million shares if 2020 revenue and adjusted EBITDA exceeds 2019 performance by 30% and 45%, respectively
  - For achievement above 80% of the revenue growth target, the earn-out shall be paid in an amount reduced by 0.5% for every 1.0% revenue is below the revenue growth target (i.e. if 27% of revenue target is achieved, Kaleyra shareholders and management would receive 95% of the earn-out. No earn-out shares will be granted if growth is below 24%)
- GigCapital sponsors have a portion of their founder shares subject to earn-out and the same business performance thresholds as existing Kaleyra shareholders
  - Up to 252,000 total shares in 2019 and 2020 may be forfeited in the event that the earn-out performance targets are not achieved[1]

PF Ownership with no Earn-out[2][3]

Ownership	# of Shares	%
Gig Public Shareholders	8.7	40.9%
Gig Sponsors	3.9	18.4%
Kaleyra Shareholders	8.6	40.7%
Total	21.2	100.0%

PF Ownership with Earn-out[2][4]

Ownership	# of Shares	%
Gig Public Shareholders	8.7	33.7%
Gig Sponsors	4.1	16.1%
Kaleyra Shareholders	12.9	50.2%
Total	25.7	100.0%


40.7%
40.9%
18.4%
50.2%
33.7%
16.1%
Gig Public Shareholders
Gig Sponsors
Kaleyra Shareholders

Note: Assumes no further redemptions than those that have already occurred as of June 5, 2019

(1) Total number of earn-out shares payable to Kaleyra shareholders and GigCapital sponsors may vary depending on redemptions at closing.

(2) Assumes less than 50% redemptions by GigCapital's existing public shareholders. Actual redemption levels and consideration mix to Kaleyra shareholders in connection with the business combination may differ at close. Excludes any future shares issued in Management Equity Incentive Plan and all unexercised out-of-the-money warrants. Includes issuances of 1/10th of a share for each right at the closing. The company commenced a tender offer for the public rights on October 8, 2019 and also entered into arrangements to acquire shares into which certain of the public rights are expected to be converted, in an amount that is at least 11. 2 million public rights (or 1.1 million shares), and up to all of the public rights (or 1.4 million shares).

(3) Excludes all earn-out shares and sponsor earn-out shares that may be forfeited subject to business performance thresholds.

(4) Assumes business performance exceeds thresholds in earn-out structure resulting in additional equity consideration.

24

Appendix

kaleyra

Seller and Sponsor Consideration

(Shares and $ in M)

REDEMPTIONS	SELLER			SPONSOR	
Redemption Percentage	Stock Consideration	Cash Consideration	Note Principal Amount[1]	Shares Subject To Earn-out[2]	Total Shares[3]
Less than 50.0%	8.6	$15.0	$0.0	0.2	3.9
Equal to or greater than 50% but less than or equal to 62.5%	9.0	11.3	3.8	0.6	3.5
Greater than 62.5% but less than or equal to 75.0%	9.4	7.5	7.5	1.1	3.0
Greater than 75.0% but less than 87.5%	9.8	3.8	11.3	1.5	2.6
Equal to or greater than 87.5%	10.2	0.0	15.0	2.0	2.1

PRO FORMA OWNERSHIP[4]

Less than 50% Redemptions [5]


40.7%
40.9%
18.4%

Maximum Redemptions [6]


53.8%
28.8%
17.5%

Gig Sponsors
Gig Public Shareholders
Kaleyra Shareholders

Note: Assumes no further redemptions than those that have already occurred as of June 5, 2019

(1) 50% of principal balance due and payable on the 15 month anniversary of the closing date, and remaining principal and interest due in full on the 24 month anniversary of the Closing Date. Convertible into Company Common Stock at the option of the holder if not paid by applicable maturity date.

(2) Earn-out shares subject to forfeiture based on business performance thresholds. See 'Earn-out' slide on pg. 24 for more detail.

(3) Founder's maximum shares are 4.1 million including private placement units and associated rights.

(4) Excludes all earn-out shares subject to business performance thresholds, any future shares issued in Management Equity Incentive Plan and all unexercised out-of-the-money warrants. Includes issuances of 1/10th of a share for each right at the closing. The company commenced a tender offer for the public rights on October 8, 2019 and also entered into arrangements to acquire shares into which certain of the public rights are expected to be converted, in an amount that is at least 11.2 million public rights (or 1.1 million shares), and up to all of the public rights (or 1.4 million shares).

(5) Assumes less than 50% redemptions by GigCapital's existing public shareholders. Actual redemption levels and consideration mix to Kaleyra shareholders in connection with the business combination may differ at close.

(6) The company has entered into non-binding letters of intent that would result in 3.9 million shares of common stock owned by Gig public stockholders to not be redeemed. Assumes maximum redemptions wherein the remaining 3.6 million shares of common stock owned by Gig Public Shareholders are redeemed, which would result in a Redemption Percentage that is greater than 62.5% but less than or equal to 75.0%.

25

Appendix

kaleyra

Adjusted EBITDA Reconciliation

The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP.

($ in millions)	2017PF	2018PF
Net Income / (Loss)	**$0.5**	**($7.1)**
Income tax expense	$0.5	$1.4
Other income and expenses[1]	$0.5	$0.2
Depreciation and amortization	$0.3	$1.5
Reported EBITDA	**$1.8**	**($4.0)**
Pre-acquisition EBITDA from subsidiaries	$1.3	$0.8
Elimination of stock option compensation	$0.2	$0.4
Elimination of equity investments	$0.0	($0.1)
Impact of the purchase price allocation	($0.5)	–
Adjustment for preference shares	($0.7)	–
Transaction costs	$2.1	$10.2
Non-GAAP Adjusted EBITDA	**$4.2**	**$7.3**

Note: Management uses non-GAAP financial measures such as EBITDA and Adjusted EBITDA to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company's operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not considered as an alternative to any other measures of performance prepared under generally accepted accounting principles.

1. Includes other income, financial expense, and foreign currency loss.

26

Appendix Glossary A2P: Application-to-Person SMS messaging. The process of sending mobile messages from an application to a mobile user. A2P SMS messaging is also called enterprise of professional SMS. AI: Artificial Intelligence. The theory and development of computer systems able to perform tasks that normally require human intelligence, such as visual perception, speech recognition, decision-making, and translation between languages. API: Application Programming Interface. A set of functions and procedures (e.g. read, write, delete) allowing the creation of applications that access the features or data of an operating system, application, or other service. CPaaS: Communications Platform as a Service. A cloud-based platform that enables developers to add real-time communications features (voice, video, and messaging) in their own applications without needing to build backend infrastructure and interfaces. ISP: Internet Service Provider. An organization that provides services for accessing, using, or participating in the Internet. ISV: Independent Software Vendor. An organization specializing in making and selling software. IVR: Interactive Voice Response. Automated telephone system technology that interacts with the callers, gathers the required information and routes the calls to the appropriate recipient. ML: Machine Learning. Scientific study of algorithms and statistical models that computer systems use in order to perform a specific task effectively without using explicit instructions, relying on patterns and inference instead. It is seen as a subset of artificial intelligence. NLP: Natural Language Processing. A branch of artificial intelligence that deals with the interaction between computers and humans using the natural language. OTT: Over the Top (Media Service). A streaming media service offered directly to viewers over the internet. PSD2: Payment Services Directive. A European Commission proposal to create safer and more innovative European payments. Comes into full effect on 14 September, 2019. RCS: Rich Communication Services. A communication protocol between mobile telephone carriers and between phone and carrier that provides a rich text-message system, phonebook polling (for service discovery), and can transmit in-call multimedia. VoIP: Voice over Internet Protocol. A methodology and group of technologies for the delivery of voice communications and multimedia over Internet Protocol (IP) networks, such as the Internet. SMS: Short Message Service. A text messaging service component of most telephone, Internet, and mobile device systems. It uses standardized communication protocols to enable mobile devices to exchange short text messages. 27Appendix Glossary A2P: Application-to-Person SMS messaging. The process of sending mobile messages from an application to a mobile user. A2P SMS messaging is also called enterprise of professional SMS. AI: Artificial Intelligence. The theory and development of computer systems able to perform tasks that normally require human intelligence, such as visual perception, speech recognition, decision-making, and translation between languages. API: Application Programming Interface. A set of functions and procedures (e.g. read, write, delete) allowing the creation of applications that access the features or data of an operating system, application, or other service. CPaaS: Communications Platform as a Service. A cloud-based platform that enables developers to add real-time communications features (voice, video, and messaging) in their own applications without needing to build backend infrastructure and interfaces. ISP: Internet Service Provider. An organization that provides services for accessing, using, or participating in the Internet. ISV: Independent Software Vendor. An organization specializing in making and selling software. IVR: Interactive Voice Response. Automated telephone system technology that interacts with the callers, gathers the required information and routes the calls to the appropriate recipient. ML: Machine Learning. Scientific study of algorithms and statistical models that computer systems use in order to perform a specific task effectively without using explicit instructions, relying on patterns and inference instead. It is seen as a subset of artificial intelligence. NLP: Natural Language Processing. A branch of artificial intelligence that deals with the interaction between computers and humans using the natural language. OTT: Over the Top (Media Service). A streaming media service offered directly to viewers over the internet. PSD2: Payment Services Directive. A European Commission proposal to create safer and more innovative European payments. Comes into full effect on 14 September, 2019. RCS: Rich Communication Services. A communication protocol between mobile telephone carriers and between phone and carrier that provides a rich text-message system, phonebook polling (for service discovery), and can transmit in-call multimedia. VoIP: Voice over Internet Protocol. A methodology and group of technologies for the delivery of voice communications and multimedia over Internet Protocol (IP) networks, such as the Internet. SMS: Short Message Service. A text messaging service component of most telephone, Internet, and mobile device systems. It uses standardized communication protocols to enable mobile devices to exchange short text messages. 27

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